Accounting Changes	12 Months Ended
Dec. 31, 2017
Accounting Changes and Error Corrections [Abstract]
Accounting Changes
4. Accounting changes:

 (a)    New accounting pronouncements to be adopted in the future:

Revenue:

In May 2014, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Updates ("ASU") 2014-09, Revenue From Contracts With Customers (“Topic 606”). Topic 606 removes inconsistencies and weaknesses in revenue accounting requirements, provides a more robust framework for addressing revenue issues, improves comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets, provides more useful information to users of financial statements through improved disclosure requirements and simplifies the preparation of financial statements by reducing the number of requirements to which an entity must refer. The guidance in this update supersedes the revenue recognition requirements in Topic 605, Revenue Recognition, and most previously existing industry-specific guidance throughout the Industry Topics of the Accounting Standards Codification. Topic 606 is effective for public entities with reporting periods beginning after December 15, 2017.

ASU 2014-09 and related ASUs may be adopted using either the full retrospective method, in which case the standard would be applied to each prior reporting period presented, or the modified retrospective method, in which case the cumulative effect of applying the standard would be recognized at the date of initial application. We will adopt ASU 2014-09 and related ASUs on January 1, 2018, using the modified retrospective method. The Company completed its assessment at December 31, 2017, and has concluded that there is no material impact to its financial statements on adoption. The Company has implemented the necessary changes to its business processes and controls to support revenue recognition and disclosures under the new standard in the fourth quarter of 2017.

Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments:

In August 2016, the FASB issued ASU 2016-15, which provides cash flow classification guidance on eight specific cash flow issues to reduce diversity in practice for which authoritative guidance did not previously exist. ASU 2016-15 is effective for public entities in annual and interim periods in fiscal years beginning after December 15, 2017, with early adoption permitted. The Company does not anticipate a material impact to the Company's financial statements as a result of application of this guidance.

Income Taxes (Topic 740): Accounting for Income Taxes on Intercompany Transfers:

In October 2016, the FASB issued ASU 2016-16, which requires entities to recognize the income tax consequences of intercompany asset transfers in the period in which the transfer occurs, with the exception of inventory transfer. ASU 2016-16 is effective for interim and annual periods beginning after December 15, 2017. The Company does not anticipate a material impact to the Company's financial statements as a result of this change.

Leases (Topic 842):

In February 2016, the FASB issued ASU 2016-02, which increases transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. ASU 2016-02 is effective for annual and interim periods beginning after December 15, 2018, and interim periods with early adoption permitted. The Company's future minimum lease payments at December 31, 2017 under operating leases are disclosed in note 21(a). The Company has not yet evaluated the impact of the adoption of this new standard.